UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 29, 2026

W.W. Grainger, Inc.
(Exact name of registrant as specified in its charter)

Illinois		1-5684	36-1150280
(State or other jurisdiction of incorporation)		(Commission file number)	(I.R.S. Employer Identification No.)

100 Grainger Parkway			60045-5201
Lake Forest,	Illinois		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (847) 535-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	GWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders.
(a)    An annual meeting of shareholders of W.W. Grainger, Inc. (the “Company”) was held on April 29, 2026.
(b)    The number of shares issued, outstanding and eligible to vote at the meeting as of its record date of
March 2, 2026 was 47,329,985.

At the meeting:

Management’s nominees were elected as directors of the Company for the ensuing year. Of the 41,240,433 shares present in person or represented by proxy at the meeting, the number of shares voted for, the number of shares voted against, the number of abstentions, and the number of broker non-votes were as follows with respect to each of the nominees:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Rodney C. Adkins	36,429,026	689,883	29,196	4,092,328
George S. Davis	36,458,914	659,938	29,253	4,092,328
Katherine D. Jaspon	36,639,377	458,928	49,800	4,092,328
Christopher J. Klein	36,626,576	489,593	31,936	4,092,328
D.G. Macpherson	35,479,991	1,640,685	27,429	4,092,328
Cindy J. Miller	36,610,087	488,351	49,667	4,092,328
Neil S. Novich	35,416,518	1,471,471	260,116	4,092,328
Beatriz R. Perez	36,187,755	910,047	50,303	4,092,328
E. Scott Santi	35,194,375	1,926,392	27,338	4,092,328
Susan Slavik Williams	36,541,916	565,029	41,160	4,092,328
Lucas E. Watson	36,602,407	519,701	25,997	4,092,328
Steven A. White	36,592,480	505,576	50,049	4,092,328

A proposal to ratify the appointment of Ernst & Young LLP as independent auditor of the Company for the year ending December 31, 2026 was approved. Of the 41,240,433 shares present or represented by proxy at the meeting, 39,167,913 shares were voted for the proposal, 1,824,734 shares were voted against the proposal and 247,786 shares abstained from voting with respect to the proposal.
A non-binding, advisory proposal to approve the compensation of the Company’s Named Executive Officers was approved. Of the 41,240,433 shares present or represented by proxy at the meeting, 35,714,133 shares were voted for the proposal, 1,299,429 shares were voted against the proposal and 134,543 shares abstained from voting with respect to the proposal. There were 4,092,328 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 1, 2026

W.W. GRAINGER, INC.

By:	/s/ Paul J. Stanukinas
Name:	Paul J. Stanukinas
Title:	Vice President and Corporate Secretary